UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

CNL Healthcare Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See the disclosure under Items 2.01 and 2.03 of this report on Form 8-K, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Properties.

As previously reported in its current report on Form 8-K filed on November 5, 2012, CNL Healthcare Trust, Inc. (“we” or the “Company”), through CHT Partners, LP, our operating partnership and wholly-owned subsidiary (the “Operating Partnership”), entered into an asset purchase agreement on October 30, 2012 to acquire from affiliates of Primrose Retirement Communities, LLC, a senior housing developer and operator (“Primrose”), five senior living facilities (each, a “Primrose II Community” and, collectively, the “Primrose II Communities”) for a purchase price of approximately $73.1 million (the “Purchase Price”), exclusive of closing costs. The acquisition of the Primrose II Communities was consummated on December 19, 2012. Affiliates of Primrose are currently operating five additional senior living facilities owned by the Company under long-term triple net leases.

The Company, through five separate subsidiaries each formed to own a Primrose II Community (each, a “Primrose II Subsidiary” and, collectively, the “Primrose II Subsidiaries”), owns fee simple interests in each of the Primrose II Communities, which are listed below. The Primrose II Communities identified in the table below collectively feature a mix of 174 independent living units, 128 assisted living units, and 21 memory care units for a total of 323 residential units:

Primrose II Communities	Location	Total Units
Primrose Retirement Community of Lima	Lima, OH	78
Primrose Retirement Community of Zanesville	Zanesville, OH	76
Primrose Retirement Community of Decatur	Decatur, IL	80
Primrose Retirement Community of Council Bluffs	Council Bluffs, IA	68
Primrose Cottages	Aberdeen, SD	21

		323

The average age of the Primrose II Communities is approximately five years, and the majority of the Primrose II Communities are located in or near metropolitan areas. The Primrose II Communities had an average occupancy rate of 90.7% as of November 30, 2012.

Each of the Primrose II Communities will be leased to TSMM Management, L.L.C. (“TSMM Management”) a subsidiary of Primrose, under ten year-triple net leases with two five-year renewal options. TSMM shall pay rent under each lease equal to (i) the sum of (a) the purchase price of the applicable Primrose II Community, (b) the costs incurred by us in connection with the acquisition of the applicable Primrose II Community, and (c) costs of all repairs, maintenance and renovation not paid out of the reserve for such expenditures (ii) multiplied by 7.25%, which rate shall increase annually by 0.25% per year until the rate reaches 8.5%, and thereafter increasing by the lesser of (1) five times the difference in the Consumer Price Index (the “CPI”) during the preceding 12 months, or (2) 0.25% (the “Minimum Base Rent”). Beginning in year seven of the Primrose II Community leases, in addition to the Minimum Base Rent, TSMM Management will pay the Company rent equal to 20% of the aggregate gross revenues of the Primrose II Community above $15 million (the “Percentage Rent Threshold”), which such Percentage Rent Threshold is subject to annual increase based on changes in the CPI.

Primrose has entered into a Management Agreement dated December 19, 2012, with TSMM Management, pursuant to which Primrose will provide management services to each of the Primrose II Communities for an initial term of five years with successive one-year renewal terms. As compensation for the management services, TSMM Management will pay Primrose a management fee equal to 5% of the gross revenue derived from the operation of the Primrose II Communities. Either party may terminate the Management Agreement upon 60 days prior written notice.

Pursuant to the terms of the Primrose II Community leases, none of Primrose, any of its subsidiaries or certain of the principals of Primrose may compete within 15 miles of any Primrose II Community during the term of the applicable Primrose II Community lease and for five years after expiration of the applicable lease.

The Primrose II Community leases are cross-defaulted among themselves and four principals of Primrose have executed personal guaranties with respect to all Primrose II Community lease payments.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 19, 2012, the Operating Partnership and the Primrose II Subsidiaries (collectively, the “Primrose II Borrowers”) entered into a Secured Loan Agreement (the “Primrose II Loan Agreement”) with KeyBank National Association (the “KeyBank”), providing for a one-year senior secured facility in the original aggregate principal amount of $49.69 million (the “Primrose II Loan”). The Primrose II Loan matures on December 19, 2013. The Primrose II Loan is collateralized by (i) a first priority mortgages on all real property of and improvements on the Primrose II Communities, (ii) the assignment of all related leases and rents, (iii) the assignment of the Primrose II Communities management agreements, and (iv) the operating account required to be maintained at KeyBank for each Primrose II Subsidiary and into which all cash flow from each Primrose II Community is deposited.

The Primrose II Loan bears interest at a rate equal to LIBOR plus 3.75%. At the time of the disbursement of the Primrose II Loan and periodically during the term, the Primrose II Borrowers have the option to elect whether to have the Primrose II Loan bear interest at the Adjusted Base Rate or the Adjusted LIBOR Rate (unless the default rate is applicable, such interest rate elected and in effect being referred to as, the “Applicable Rate”). The “Adjusted Base Rate” is a fluctuating interest rate per annum equal to 3.75% plus the greater of (i) KeyBank’s prime rate, (ii) the Federal Funds effective rate in effect from time to time plus  1/2 of 1% per annum, or (iii) the Daily LIBOR Rate. The “Adjusted LIBOR Rate” for any LIBOR Rate interest period is equal to a LIBOR-based rate plus 3.75%. The Applicable Rate will revert to the Adjusted Base Rate as of the last day of the applicable LIBOR Rate interest period, unless the Primrose II Borrowers again elect the Adjusted LIBOR Rate as the Applicable Rate in the manner set forth in the loan agreement. Provided there then exists no event of default under the loan agreement, at any time the Applicable Rate is the Adjusted Base Rate, the Primrose II Borrowers will have the right in accordance with the terms of the Primrose II Loan Agreement, to elect the Adjusted LIBOR Rate as the Applicable Rate.

There are no required principal payments prior to the final maturity date, but prepayments of principal are permitted without penalty, except for certain LIBOR breakage costs.

The Company has guaranteed the Primrose II Loan pursuant to a full payment of principal and interest and other applicable funds due and owing under the Primrose II Loan in favor of KeyBank. The

Primrose II Loan contains affirmative, negative and financial covenants customary for of the type, including limitations on incurrence of additional indebtedness, restrictions on payments of cash distributions in the event of default, minimum Primrose II Community occupancy levels, debt service coverage and minimum liquidity and consolidated tangible net worth requirements of the Company as guarantor.

The Primrose II Borrowers will pay in installments to KeyBank a commitment fee for the Primrose II Loan equal to (i) 1% of the Primrose II Loan amount (of which only 25% will be payable in the event we close the refinancing within three months of the Primrose II Loan closing), plus (ii) $150,000 of which $75,000 will be credited back to the Primrose II Borrowers upon the repayment of the Primrose II Loan through a Key Bank arranged refinancing.

The Company intends to close on a permanent loan financing with FNMA no later than the end of the first quarter of 2013.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The required pro forma financial information for the transaction described in Item 2.01 above will be filed in accordance with Article 11 under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(c)	Not applicable

(d)	Exhibits

10.1	Asset Purchase Agreement made as of October 30, 2012, by and between Lima Retirement, L.L.C., Zanesville Retirement, L.L.C., Decatur Retirement, LLC., Council Bluffs Retirements, LLC, Primrose Cottages, LLC and CHT Partners, LP (Previously filed as Exhibit 10.1 to the Current Report on Form 8-K dated October 30, 2012 filed with the Securities and Exchange Commission on November 5, 2012.)

10.2	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Zanesville OH Senior Living, LLC (Filed herewith.)

10.3	Lease Agreement dated as of December 19, 2012, by and between CHT Zanesville OH Senior Living, LLC and TSMM Management, LLC (Filed herewith.)

10.4	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Zanesville OH Senior Living, LLC (Landlord) (Filed herewith.)

10.5	Secured Loan Agreement ($49,687,000) dated as of December 19, 2012, by and among CHT Partners, LP, CHT Senior Living Net Lease Holding, LLC, CHT Council Bluffs IA Senior Living, LLC, CHT Decatur IL Senior Living, LLC, CHT Lima OH Senior Living, LLC, CHT Zanesville OH Senior Living, LLC and CHT Aberdeen SD Senior Living, LLC and KeyBank National Association (Filed herewith.)

10.6	Promissory Note ($49,687,000) dated as of December 19, 2012, made by each of CHT Partners, LP, CHT Senior Living Net Lease Holding, LLC, CHT Council Bluffs IA Senior Living, LLC, CHT Decatur IL Senior Living, LLC, CHT Lima OH Senior Living, LLC, CHT Zanesville OH Senior Living, LLC and CHT Aberdeen SD Senior Living, LLC in favor of KeyBank National Association (Filed herewith.)

10.7	Open End Mortgage Assignment of Rents, Security Agreement and Fixture Filing dated as of December 19, 2012, made by CHT Zanesville OH Senior Living, LLC to KeyBank National Association (Filed herewith.)

10.8	Guaranty Agreement dated as of December 19, 2012, made by CNL Healthcare Trust, Inc. in favor of KeyBank National Association (Filed herewith.)

10.9	Schedule of Omitted Documents (Filed herewith.)

Caution Concerning Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; availability of proceeds from our offering of our shares; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; risks related to development projects or acquired property value-add conversions, including construction delays and cost overruns; inability to obtain necessary permits and/or public opposition to these activities; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of our accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners, if applicable; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; risks associated with our tax structuring; failure to qualify and maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.cnlhealthcaretrust.com.

We undertake no obligation to publicly release the results of any revisions to these forward looking-statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2012		CNL HEALTHCARE TRUST, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer